   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 17, 2000

                                                      REGISTRATION NO. 333-47432
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2
                                       TO
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                            ------------------------

                            TELETECH HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

               DELAWARE                                  7389                                 84-1291044
     (State or Other Jurisdiction            (Primary Standard Industrial                  (I.R.S. Employer
  of Incorporation or Organization)          Classification Code Number)                 Identification No.)

                            ------------------------

                        1700 LINCOLN STREET, SUITE 1400
                             DENVER, COLORADO 80203
                                 (303) 894-4000
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)
                         ------------------------------

                             JAMES B. KAUFMAN, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                            TELETECH HOLDINGS, INC.
                        1700 LINCOLN STREET, SUITE 1400
                             DENVER, COLORADO 80203
                                 (303) 894-4000
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)
                         ------------------------------

                                   COPIES TO:

     STEVEN A. COHEN, ESQ.                                         M. WAINWRIGHT FISHBURN, ESQ.
    HOGAN & HARTSON L.L.P.                                              COOLEY GODWARD LLP
 ONE TABOR CENTER, SUITE 1500                                          4365 EXECUTIVE DRIVE
    1200 SEVENTEENTH STREET                                                 SUITE 1100
    DENVER, COLORADO 80202                                          SAN DIEGO, CALIFORNIA 92121
        (303) 899-7300                                                    (858) 550-6000

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. / /

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.


                                EXPLANATORY NOTE



    This Amendment No. 2 to Form S-4 Registration Statement is being filed soley to amend Exhibit 23.1 originally filed with Amendment No. 1 to Form S-4 Registration Statement on November 17, 2000.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado on November 17, 2000.


                                                       TELETECH HOLDINGS, INC.

                                                       BY:              /S/ MARGOT O'DELL
                                                            -----------------------------------------
                                                                          Margot O'Dell
                                                                     CHIEF FINANCIAL OFFICER


    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Scott D. Thompson and Margot O'Dell, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, to sign, execute and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), for us and in our names in the capacities indicated below, this registration statement on Form S-4 (including all amendments thereto) with all exhibits and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents and each of them, full power and authority to do and to perform each and every act and thing necessary and/or desirable to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4 has been signed on November 17, 2000 by the following persons in the capacities indicated:

                      SIGNATURE                                     TITLE
                      ---------                                     -----
               /s/ *SCOTT D. THOMPSON                  Chief Executive Officer
     -------------------------------------------         (Principal Executive Officer)
                  Scott D. Thompson

                  /s/ MARGOT O'DELL                    Chief Financial Officer
     -------------------------------------------         (Principal Financial and
                    Margot O'Dell                        Accounting Officer)

               /s/ *KENNETH D. TUCHMAN                 Chairman of the Board
     -------------------------------------------
                 Kenneth D. Tuchman

                /s/ *JAMES E. BARLETT                  Director
     -------------------------------------------
                  James E. Barlett

                  /s/ *ROD DAMMEYER                    Director
     -------------------------------------------
                    Rod Dammeyer

                      SIGNATURE                                     TITLE
                      ---------                                     -----
            /s/ *DR. GEORGE H. HEILMEIER               Director
     -------------------------------------------
               Dr. George H. Heilmeier

                                                       Director
     -------------------------------------------
                 Morton H. Meyerson

                 /s/ *ALAN SILVERMAN                   Director
     -------------------------------------------
                   Alan Silverman

               /s/ *SCOTT D. THOMPSON                  Director
     -------------------------------------------
                  Scott D. Thompson


*By:  /s/ MARGOT O'DELL
      --------------------------------------
      Margot O'Dell
      Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBIT NO.             EXHIBIT DESCRIPTION
-----------             -------------------
         2.1            Agreement and Plan of Merger, dated as of August 21, 2000, by and among TeleTech Holdings, Inc., NG Acquisition Corp.
                        and Newgen Results Corporation (included in this
                        Registration Statement as Annex A to the proxy
                        statement/prospectus)

         5.1            Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares of common stock being registered

         8.1            Opinion of Hogan & Hartson L.L.P. regarding the
                        qualification of the merger as a reorganization for federal income tax purposes and related federal income tax
                        consequences

         8.2            Opinion of Cooley Godward LLP regarding the qualification of the merger as a reorganization for federal income tax
                        purposes and related federal income tax consequences

        23.1*           Consent of Arthur Andersen LLP (TeleTech)

        23.2            Consent of Arthur Andersen LLP (Newgen)

        23.3            Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1)

        23.4            Consent of Hogan & Hartson L.L.P. (included in Exhibit 8.1)

        23.5            Consent of Cooley Godward LLP (included in Exhibit 8.2)

        23.6            Consent of Chase H&Q (included in this Registration
                        Statement as Annex D to the proxy statement/prospectus)

        24.1            Power of attorney (included on signature page)

        99.1            Newgen--Form of Proxy

        99.2            Form of Primary Voting Agreement, dated as of August 21,
                        2000, by and between TeleTech and certain stockholders of Newgen (included in this Registration Statement as Annex B to the proxy statement/prospectus)

        99.3            Form of Secondary Voting Agreement, dated as of August 21,
                        2000, by and between TeleTech and certain stockholders of Newgen (included in this Registration Statement as Annex C to the proxy statement/prospectus)


------------------------


*   filed herewith